Exhibit 10.8

Spousal Consent Letter

To Kuke Future International Technology (Beijing) Co., Ltd.:

I, [name of spouse](ID card number: [ ]), am the legal spouse of a natural person [ ](ID card number: [ ]). I hereby confirm that I am aware of, and hereby unconditionally and irrevocably consent to the documents signed by Kuke Future International Technology (Beijing) Co., Ltd. with Beijing Geligao Consulting Services Co., Ltd., Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership), Tian LV, Jun MA, He YU, Peixian TAN, Xingping ZUO, Rongtao JIANG, Jianming JIN, Liwei LIANG, Liping QIU, Wei ZHAO, Hua XING, Yuanxin XIU, Haoxuan DIAO, Hanqing HUANG, Dingfeng LIU, Zheng TU and Beijing Kuke Music Co., Ltd (hereinafter referred to as the “Kuke Music”),(hereinafter referred to as the “Transaction Documents”), and agrees to dispose of the shares of Kuke Music held by my spouse and registered in my name in accordance with the following documents: (1) Exclusive Consulting Service Agreements; (2) Exclusive Intellectual Property Rights Licensing Agreement; (3) Power of Attorney; (3) Exclusive Option Agreement; and (4) Equity Interest Pledge Agreement.

I acknowledge and agree that my spouse’s present and future equity interests in Kuke Music are the personal property of my spouse and do not constitute the joint property of me and my spouse, and that my spouse has the right to dispose of such equity interests alone. I hereby unconditionally and irrevocably waive any right or interest that may be granted to me under the applicable laws of any country or territory with respect to such shareholding and undertake not to make any claim with respect to such shareholding, including the claim that such shareholding constitutes the joint property of my spouse and me, nor will I claim on the basis of such claim to participate in the day-to-day operation and management of Kuke Music or to influence in any way my spouse’s rights with respect to such shareholding. The decision of my spouse to execute the Transaction Documents will not prevent my spouse from fulfilling her/his obligations under the Transaction Documents.

I further acknowledge that my spouse is entitled to the sole enjoyment and performance of her/his rights and obligations under the Transaction Documents and that my spouse’s performance of the Transaction Documents and further amendment or termination of the Transaction Documents or execution of other documents in lieu of the Transaction Documents does not require my separate authorization or consent.

I undertake to execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that I will not at any time act in a manner that conflicts with the arrangements under the Transaction Documents or this Consent Letter. If I acquire for any reason any equity interest held by my spouse in Kuke Music, I shall be bound by the Transaction Documents (as amended from time to time) and for this purpose, upon request of Kuke Future International Technology (Beijing) Co., Ltd., I shall execute a series of written documents in the same form and content as the Transaction Documents (as amended from time to time).

I further acknowledge, covenant and warrant that under all circumstances, including but not limited to, in the event of my spouse’s death, incapacity or divorce, my spouse shall have the right to dispose of the equity interests held by my spouse in Kuke Music alone, and that I and my heirs, guardians, creditors or any other persons entitled to claim rights or interests in any equity interests held by my spouse in Kuke Music shall not take any action that may affect or hinder my spouse’s performance of the obligations under the Transaction Documents.

It is hereby acknowledged.

(This page, without text, is the signature page of the Spousal Consent Letter)

Signed.

Date:

Spousal Consent Letter

To Beijing Lecheng Future Culture Communications Co., Ltd. (“WFOE”):

I, [name of spouse](ID card number: [ ]), am the legal spouse of a natural person [ ](ID card number: [ ]). I hereby confirm that I am aware of, and hereby unconditionally and irrevocably consent to the documents signed by WFOE with Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership), Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership), Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership), Long YU, He YU and Zheng TU and Beijing Music Festival Culture Communications Co., Ltd. (hereinafter referred to as the “ Music Festival Culture “),(hereinafter referred to as the “Transaction Documents”), and agrees to dispose of the shares of Music Festival Culture held by my spouse and registered in my name in accordance with the following documents: (1) Exclusive Consulting Service Agreements; (2)Power of Attorney; (3) Exclusive Option Agreement; and (4) Equity Interest Pledge Agreement.

I acknowledge and agree that my spouse’s present and future equity interests in Music Festival Culture are the personal property of my spouse and do not constitute the joint property of me and my spouse, and that my spouse has the right to dispose of such equity interests alone. I hereby unconditionally and irrevocably waive any right or interest that may be granted to me under the applicable laws of any country or territory with respect to such shareholding and undertake not to make any claim with respect to such shareholding, including the claim that such shareholding constitutes the joint property of my spouse and me, nor will I claim on the basis of such claim to participate in the day-to-day operation and management of Music Festival Culture or to influence in any way my spouse’s rights with respect to such shareholding. The decision of my spouse to execute the Transaction Documents will not prevent my spouse from fulfilling her/his obligations under the Transaction Documents.

I further acknowledge that my spouse is entitled to the sole enjoyment and performance of her/his rights and obligations under the Transaction Documents and that my spouse’s performance of the Transaction Documents and further amendment or termination of the Transaction Documents or execution of other documents in lieu of the Transaction Documents does not require my separate authorization or consent.

I undertake to execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that I will not at any time act in a manner that conflicts with the arrangements under the Transaction Documents or this Consent Letter. If I acquire for any reason any equity interest held by my spouse in Music Festival Culture, I shall be bound by the Transaction Documents (as amended from time to time) and for this purpose, upon request of Beijing Lecheng Future Culture Communications Co., Ltd., I shall execute a series of written documents in the same form and content as the Transaction Documents (as amended from time to time).

I further acknowledge, covenant and warrant that under all circumstances, including but not limited to, in the event of my spouse’s death, incapacity or divorce, my spouse shall have the right to dispose of the equity interests held by my spouse in Music Festival Culture alone, and that I and my heirs, guardians, creditors or any other persons entitled to claim rights or interests in any equity interests held by my spouse in Music Festival Culture shall not take any action that may affect or hinder my spouse’s performance of the obligations under the Transaction Documents.

It is hereby acknowledged.

(This page, without text, is the signature page of the Spousal Consent Letter)

Signed.

Date: